      Number                                                       Shares
------------------                                           ------------------
HI
------------------                                           ------------------



                            HARVARD INDUSTRIES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                              CUSIP 417434 50 3
                                                                SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS


THIS CERTIFIES that  __________________________________________________________

is the owner of _______________________________________________________________


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF
                               $0.01 PER SHARE OF

                 ========== HARVARD INDUSTRIES, INC. ==========

(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and By-Laws of the Corporation and the amendments from time to time made thereto, copies of which are or will be on file at the principal office of the Corporation, to all of which the holder by acceptance hereof assents.

         This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ D. Craig Bowman               [SEAL]              /s/ Roger G. Pollazzi
-------------------                                   -------------------------
    SECRETARY                                             CHAIRMAN OF THE BOARD


COUNTERSIGNED AND REGISTERED:

         STATE STREET BANK AND TRUST COMPANY
                        (BOSTON)                  TRANSFER AGENT AND REGISTRAR,

BY

                                                           AUTHORIZED SIGNATURE

                            HARVARD INDUSTRIES, INC.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                UNIF GIFT MIN ACT - ________ Custodian ________
TEN ENT - as tenants by the entireties                             (Cust)             (Minor)
JT TEN  - as joint tenants, with right                            under Uniform Gifts to Minors
          of survivorship and not as                              Act ____________________
          tenants in common                                                 (State)

     Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED ______________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

 --------------------------------------
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_______________________________________________________________________________
                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint_____________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ____________________         Signature(s) Guaranteed:

                                    _________________________________________
                                    THE SIGNATURES SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.